                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DE 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event report) August 24, 2005.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
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             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

        0-26366                                           23-2812193
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(Commission File Number)                    (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA                         19072
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 (Address of Principal Executive Office)                            (Zip Code)

                                  610-668-4700
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                (Issuer's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

         __ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On August 24, 2005, Royal Bancshares of Pennsylvania, Inc. wholly owned subsidiary Royal Bank America issued a press release announcing the formation of a new leasing division.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c.)     Exhibits

               Exhibit Number              Description of Document
               --------------              -----------------------
                   99.3                    Press Release dated August 24, 2005.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: August 24, 2005                /s/ Jeffrey T. Hanuscin
                                      ---------------------------------
                                      Jeffrey T. Hanuscin
                                      Chief Financial Officer